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                                                                    EXHIBIT 10.4

                             SMARTALK PARTNERS, LLC
                                 3 Civic Plaza
                                   Suite 170
                            Newport Beach, CA  92660


                         REVOLVING LINE OF CREDIT NOTE


$500,000                                                       December 28, 1995


1.   Loan Obligation.
     ---------------

     1.1  Loan.  FOR VALUE RECEIVED, the undersigned, SMARTALK TELESERVICES,
          ----
INC., a California corporation (the "Borrower"), promises to pay to the order of SMARTALK PARTNERS, LLC, (the "Lender"), at its principal office at 3 Civic Plaza, Suite 170, Newport Beach, CA 92660 ("Principal Office"), or at such other place as Lender may from time to time designate in writing, the aggregate principal amount outstanding on the date this Note becomes due and payable in full, with interest thereon and any fees and expenses as provided herein; provided, however, that at no time shall the outstanding principal amount borrowed hereunder exceed FIVE HUNDRED THOUSAND DOLLARS ($500,000). Principal and interest shall be payable as follows: Interest only, due and payable in arrears on the last day of each month commencing January 31, 1996 until January 31, 1998 (the "Maturity Date") upon which date the entire unpaid balance of principal, and all unaccrued, but unpaid interest and any unpaid fees and expenses shall be paid in full.

     1.2  Revolving Borrowings.  Borrower may from time to time during the term
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of this Note borrow (so long as no Event of Default exists), partially or wholly repay outstanding borrowings, and reborrow (so long as no Event of Default exists), subject to all of the limitations in connection with this Note, provided that the outstanding principal balance of this Note shall at no time exceed the principal amount stated above. No borrowing shall be permitted after December 31, 1997. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by Lender less the amount of principal payments made hereon by or for Borrower.
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     1.3  Requests.  Advances hereunder, up to the total amount of the principal
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sum stated above, shall be made by Lender (so long as no Event of Default exists) at the oral or written request of Borrower or any individual person designated by Borrower in writing as authorized to request advances (until written notice of the revocation of such authority is received by Lender at its Principal Office) such advances to be wired to an account designated by Borrower not later than three (3) business days after such request. Any such advances shall be conclusively presumed to have been made to or for the benefit of Borrower when Lender believes in good faith that such requests and directions have been made by authorized persons.

     1.4  Governing Loan Agreement.  This Note is being issued pursuant to the
          ------------------------
terms of that certain Loan and Investment Agreement (the "Loan Agreement") of even date herewith between Lender and Borrower, and is subject to the terms thereof. The payment of this Note and all other amounts due from Borrower to Lender, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (the "Liabilities"), are secured by the property (the "Collateral") described in a Security Agreement which has been, shall be or shall be caused to be, delivered to the Lender by Borrower as more particularly detailed in the Loan Agreement.


2.   Interest Rate.
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     2.1  Interest Rate Determination.  Subject to Section 2.4 herein, interest
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shall accrue on the outstanding principal balance (as it exists from the date of disbursement of any borrowing hereunder until paid in full) at a floating rate of interest (the "Interest Rate") equal to two percent (2%) per annum in excess of the Prime Rate, in effect from time to time, as reported in the Wall Street
                                                                   -----------
Journal (Western Edition) in its general guide to money rates as the base rate
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on corporate loans at large U.S. money center commercial banks (the "Prime
Rate"). If this rate is reported as a range of rates, the Prime Rate shall be the highest rate reported in such range. The Interest Rate shall change each time the Prime Rate changes effective on the date the change in the Prime Rate is reported in the Wall Street Journal (Western Edition).
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     2.2  Unavailability of Index.  If the interest rate index stated above
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ceases to be available, Lender may substitute any similar index, whether reported in The Wall Street Journal or any other newspaper, and Lender's
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selection shall be conclusive and binding on Borrower.  In such event, and until
Lender selects a substitute index, interest shall accrue at the rate in effect at the time the index was determined to be unavailable.

     2.3  Interest Calculation.  Interest will be calculated on the basis of
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actual days elapsed in a 360-day year and will be payable in arrears.  Interest shall begin to accrue on the day any proceeds of this Note are disbursed, and shall continue to, but excluding the day of payment. Except as provided in
Section 2.4 herein, interest will continue to accrue at the Interest Rate described above on the outstanding principal balance until all principal amounts have been paid in full.

     2.4  Interest on Overdue Amounts; Alternate Rate of Interest.  If Borrower
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shall default in the payment of principal or interest when due hereunder, by acceleration, demand or otherwise, Borrower shall, to the extent permitted by law, pay interest on the defaulted amount from the date that any such payment first becomes due, up to the date of actual payment (after as well as before judgment) at a rate equal to the Prime Rate, as it varies from time to time, plus 4%.

     2.5  Usury Limitation.  Notwithstanding any provision herein to the
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contrary, the total liability of Borrower for payments in the nature of interest shall not exceed the applicable limits imposed by applicable state and federal laws. Any such payments in excess of such limits shall be deemed payments on account of principal.


3.   Payments.
     --------

     3.1  Application.  All payments hereunder received by Lender shall be
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applied first to fees and other charges due, including collection costs and attorneys' fees, second to unpaid and accrued interest, and the balance if any to principal.

     3.2  Monthly Interest Payments.  Lender will provide Borrower with at least
          -------------------------
one (1) business day advance notice of the interest

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amount payable hereunder. The first interest payment will be due on the last day of the month immediately following any advance hereunder. Borrower shall make subsequent payments to Lender of interest accrued during the month on the last day of each month thereafter.

     3.3  Prepayment Privilege.  The Line of Credit evidenced by this Note may
          --------------------
be prepaid in full at any time, without penalty or premium. Each such payment must also include all interest accrued and unpaid on such amount to the date of payment and any other fees charges due.

     3.4  Evidence of Amounts Due.  The entries on the records of Lender
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(including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued on such principal; provided, however, that the failure of Lender to make such a
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notation or any error in such a notation shall not in any manner affect the obligation of Borrower to make payments of principal and interest in accordance with the terms of this Note.

     3.5  Legal Tender; Principal Office.  All payments due under this Note
          ------------------------------
shall be made in United States Dollars in immediately available funds at the Lender's Principal Office, or at such other address as designated by written notice from Lender to Borrower.


4.   Events of Default.
     -----------------

     Any Event of Default specified in Article 6 of the Loan Agreement shall constitute an Event of Default hereunder.

5.   General Remedies Upon Event of Default.
     --------------------------------------

     5.1 Upon the occurrence of, and during the continuance of, any Event of Default hereunder, Lender shall be entitled, at its option and without notice, to declare this Note immediately due and payable whereupon the principal of this Note, together with accrued interest and fees thereon and other Liabilities and obligations of the Borrower accrued hereunder, shall become immediately due and payable, without presentment, demand, protest, notice of dishonor,

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or any other notice of any kind, all of which are expressly waived by Borrower, anything contained herein notwithstanding; and

     5.2 To exercise all other remedies available hereunder or under the Loan Agreement or any security documents executed in connection therewith, or otherwise available under California (or other applicable) law including, without limitation, the appointment of a receiver or the institution of a suit in equity.

     5.3 Unless the Lender's obligation to Borrower to make further advances hereunder has already terminated pursuant to Paragraph 1.1 of this Note, then the Lender's obligation to make further advances shall cease upon the Lender's exercise of its right under Section 6.1 of this Note to declare this Note immediately due and payable.

     5.4 All rights, powers and remedies may be exercised at any time by Lender after the occurrence of any such Event of Default while said Event of Default continues.

     5.5 All rights, powers and remedies of Lender hereunder are cumulative and not exclusive and shall be in addition to any other rights, powers or remedies provided by law or equity.


6.   Miscellaneous.
     -------------

     6.1  Borrower's Waiver.  Except as otherwise expressly provided herein,
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Borrower hereby waives diligence, presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any additions or substitutions, exchanges or releases of Collateral and/or to the addition, substitution or release of any one or more parties or persons primarily or secondarily liable hereunder.

     6.2  Attorneys' Fees; Collection Costs.  Borrower shall pay on demand all
          ---------------------------------
costs and expenses, including reasonable attorneys' fees incurred or paid by Lender in enforcing this Note, whether or not litigation is commenced; or incurred or paid by Lender in protecting the value of the Collateral as hereinabove provided and

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in exercising any of its rights with respect to the Collateral, including, without limitation, those costs and expenses incurred in selling or otherwise disposing of all or any part of any Collateral pledged to secure this Note. All such costs and expenses shall be secured by such Collateral.

     6.3  Lender's Representations; Modification.  Borrower agrees and
          --------------------------------------
acknowledges that Lender has not made any representations concerning Lender's willingness not to exercise, or to delay exercising, its rights to enforce this Note or to demand payment hereof. No delay or omission by Lender in exercising in whole or in part any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy. A waiver of any right or remedy, in whole or in part, on any one occasion shall not be construed as a bar to enforcing or as a waiver of that or any other right or remedy on any future occasion. No waiver by Lender of any right or remedy shall be effective unless in writing and signed by Lender. No modification or amendment of this Note shall be effective unless the modification is in writing and is signed by Lender.

     6.4  Successors and Assigns.  This Note inures to the benefit of Lender and
          ----------------------
to the benefit of its successors and assigns. This Note is binding on Borrower and on any executor, administrator or legal representative of Borrower. Until such time as there occurs and is continuing an Event of Default, this Note (and any interest thereon) shall not be transferred or assigned, except to an Affiliate of Lender. Subject to the foregoing, Borrower agrees that the rights granted to Lender pursuant to this Note shall accrue to any permitted endorsee of this Note who is lawfully in possession of this Note.

     6.5  Entire Agreement.  The terms and conditions of this Note, the Loan
          ----------------
Agreement and those of any other agreement or instrument referred to in this Note or the Loan Agreement are deemed to be incorporated herein by reference, constitute the entire agreement of the parties, and supersede all prior agreements and understandings, both written and oral, of the parties hereto with respect to the subject matter of this Note, the Loan Agreement or of any such agreement or instrument referred to therein.

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     6.6  Address Change. Borrower shall notify Lender, in writing, of any
          --------------
change in the Borrower's address of record stated below.

     6.7  Applicable Law; Jurisdiction.  This Note shall be governed by, and
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construed in accordance with, the laws of the State of California, except to the extent Lender has greater rights or remedies under Federal law, in which case such choice of California law shall not be deemed to deprive Lender of any such rights and remedies as may be available under Federal law. Borrower agrees that Lender shall have all rights and remedies available to a creditor under the laws of the State of California. The Line of Credit Loan evidenced hereby is deemed to have been made by Lender upon its acceptance of this Note and the payment from time to time of the proceeds of the Line of Credit Loan in Newport Beach, California.

     6.8  Severability.  If any provision of this Note is deemed to be in
          ------------
conflict with applicable law, it will be considered to be modified to comply with the law or, if not able to be so modified, such provision will be deemed to be deleted from this Note. Notwithstanding any such modification or deletion, the remaining provisions will remain valid and enforceable.


Executed as of the date first above written.

Address of Record              "BORROWER"

3188 Kings Court               SMARTALK TELESERVICES, INC., a
Los Angeles, CA 90077          California corporation

                               By: /s/ Robert Lorsch
                                   ------------------------------
                                   Robert Lorsch, President


Accepted for SMARTALK PARTNERS, LLC


By: /s/ Amre Youness
    ------------------------
    Amre Youness, Manager


Dated:
      ---------------------

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